UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2015

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                   Results of Operations and Financial Condition.

On May 5, 2015, Cobalt International Energy, Inc. (the “Company”) reported first quarter 2015 financial results. A conference call to discuss these results is scheduled for 10:00 a.m. Central time on May 5, 2015. The conference call can be accessed live over the telephone by dialing (877) 705-6003, or for international callers, (201) 493-6725. A replay will be available shortly after the call and can be accessed by dialing (877) 870-5176, or for international callers, (858) 384-5517. The passcode for the replay is 13606714. The replay will be available until May 19, 2015.

For additional information regarding the Company’s first quarter 2015 financial results, please refer to the Company’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

The information in the Press Release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.                                                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2015

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Executive Vice President and General Counsel

EXHIBIT LISTING

Exhibit No.	Description

99.1	Press Release dated May 5, 2015